UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2020
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GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center,	Detroit,	Michigan	48265	-3000
(Address of principal executive offices)			(Zip Code)

(313) 667-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) As previously disclosed, General Motors Company (“GM”) entered into (i) a Third Amended and Restated 3-Year Revolving Credit Agreement and a Third Amended and Restated 5-Year Revolving Credit Agreement on April 18, 2018, and (ii) a 3-Year Revolving Credit Agreement on January 14, 2019, in each case, with JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, and the lenders named therein (collectively, the “Lenders”). The facilities under these agreements (the “Facilities”) consist of a three-year, $4.0 billion facility (the “Three-Year Facility”), a five-year, $10.5 billion facility (the “Five-Year Facility”), and a three-year, $3.0 billion facility (the “2019 Facility”). The material terms of the Three-Year Facility and Five-Year Facility are described in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on April 20, 2018; and the material terms of the 2019 Facility are described in the Current Report on Form 8-K filed on January 14, 2019. Such descriptions are incorporated by reference herein.

On March 24, 2020, GM provided notice to the Lenders to borrow approximately $16.0 billion under the Facilities.

Item 8.01 Other Events

GM is suspending its 2020 guidance due to uncertainty around the business impact of the COVID-19 pandemic.

FORWARD-LOOKING STATEMENTS:

This current report on Form 8-K and related comments by our management contains forward-looking statements that represent our current judgment about possible future events. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. A list and description of these factors can be found in our Annual Report on Form 10-K and our subsequent filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
	By:	/s/ Rick E. Hansen
Date: March 24, 2020		Name: Rick E. Hansen
Title: Assistant General Counsel and Corporate Secretary